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                                                                 Exhibit 10.7(a)

                   Revised Schedule to Severance Agreement

Horace Mann Educators Corporation ("HMEC") entered into severance agreements with the following persons on the dates shown. These agreements are substantially identical to the one included herein as Exhibit 10.7 to HMEC's Annual Report on Form 10-K for the year ended December 31, 2001 except that
(1) the multiple of the highest annual compensation received by the employee in the five preceding years used to determine a one-time cash payment is equal to the duration listed below and (2) the specified period during which such employee's insurance benefits would continue is equal to the duration below, and except as indicated in footnote (a).

    Employee                Duration        Agreement Date

Louis G. Lower II(a)         3 years             02-01-2000

Peter H. Heckman           2.9 years             04-10-2000
George J. Zock             2.9 years             12-27-1991
Ann M. Caparros            2.9 years             03-07-1994
Daniel M. Jensen           2.9 years             09-04-2001
Douglas W. Reynolds        2.9 years             11-12-2001
H. Albert Inkel            2.9 years             12-27-1991

Valerie A. Chrisman          2 years             12-27-1991
William S. Hinkle            2 years             07-19-1999
J. Michael Orr               2 years             07-19-1999
J. Michael Henderson         2 years             09-02-1997
Robert E. Rich               2 years             02-19-2001
Peter M. Titone              2 years             01-08-2001
Kathleen A. McNulty          2 years             11-06-2000
Ronnie H. Byers              2 years             03-16-2000
Bret A. Conklin              2 years             01-14-2002
Paul D. Andrews              2 years             07-02-2001
Ricky A. Renner              2 years             07-09-2001
___________
(a) HMEC entered into a severance agreement with Louis G. Lower II as set forth in the Lower Employment Agreement contained in Exhibit 10.11 to HMEC's Annual Report on Form 10-K for the year ended December 31, 2001.

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